Eaton Vance Tax-Managed Equity Asset Allocation Fund
                    Eaton Vance Tax-Managed Mid-Cap Core Fund
                Eaton Vance Tax-Managed Small-Cap Growth Fund 1.2
                  Eaton Vance Tax-Managed Small-Cap Value Fund



                                  Supplement to
                                Prospectus dated
                                  March 1, 2002


1. The following sentence replaces the last sentence of the second paragraph on page 2:

     Eaton Vance Tax-Managed Equity Asset Allocation Fund will at all times allocate its assets among at least three different Eaton Vance Tax-Managed Portfolios and normally intends to invest in all seven Tax-Managed Portfolios.

2. The following paragraph replaces the second paragraph on page 11:

     The Fund normally will invest at least 75% of total assets in Eaton Vance Tax-Managed Portfolios that primarily invest in common stocks of U.S. companies. The Fund may invest up to 25% of total assets in Eaton Vance Tax-Managed Portfolios that primarily invest in small or emerging companies and up to 25% of total assets in Eaton Vance Tax-Managed Portfolios that primarily invest in foreign securities. The Fund will at all times allocate its assets among at least three different Eaton Vance Tax-Managed Portfolios and normally intends to invest in all seven Tax-Managed Portfolios. Of the seven Eaton Vance Tax-Managed Portfolios, Tax-Managed International Growth Portfolio invests primarily in foreign securities and the other six Portfolios invest primarily in securities of U.S. companies. The Eaton Vance Tax-Managed Portfolios that invest primarily in small or emerging companies are Tax-Managed Small-Cap Value Portfolio and Tax-Managed Small-Cap Growth Portfolio.

3. The following sentence replaces the last sentence of the fifth paragraph on page 12 of the prospectus:

     Small-Cap Growth Portfolio normally will invest at least 80% of its net assets in equity securities of small-cap emerging growth companies.

4. The following paragraphs replace the first three full paragraphs on page 13 of the prospectus:

     MID-CAP CORE PORTFOLIO normally will invest at least 80% of its net assets in stocks of mid-cap companies. Mid-cap companies are companies with market capitalizations within the range of capitalizations of companies included in the Standard & Poor's MidCap 400 Index. In making investment decisions, the portfolio managers use a combination of growth and value disciplines and seek stocks that have attractive relative valuations and/or the potential for above-average sustainable growth. The portfolio managers consider both a company's fundamentals and economic conditions in constructing the Portfolio. Management of the Portfolio involves consideration of numerous factors (such as earnings, cash flow capabilities, financial strength of the company, quality of management and profitability). Many of these considerations are subjective. The portfolio manager seeks to build and maintain an investment portfolio of mid-cap stocks that will perform well over the long term on an after-tax basis. The Mid-Cap Core Portfolio's holdings will represent a number of different industries, and no more than 25% of the Portfolio's total assets will be invested in any one industry.

     SMALL-CAP VALUE PORTFOLIO normally will invest primarily in value stocks of small-cap companies. Value stocks are common stocks that are undervalued or inexpensive relative to the overall stock market based on one or more measures of value. Small-cap companies are companies with market capitalizations comparable to those of companies included in the Standard & Poor's SmallCap 600 Index. Normally at least 80% of net assets will be invested in small-cap companies.

     Value stocks may be undervalued in relation to the overall market due to adverse economic conditions or other near-term difficulties that cause them not to achieve their expected financial potential. Undervaluation may also arise because companies are misunderstood by investors or because they are out of step with favored market themes. Investment decisions are made primarily on the basis of fundamental research. In selecting stocks, the portfolio manager considers (among other factors) a company's earnings or cash flow capabilities, the strength of the company's business franchises, the strength of management and estimates of the company's net value. While stocks generally are acquired with the expectation of being held for the long term, securities may be sold if, in the opinion of the investment adviser, the price moves above a fair level of valuation, the company's fundamentals deteriorate or to realize tax losses.

May 15, 2002                                                            TMCOMBPS

              Eaton Vance Tax-Managed Equity Asset Allocation Fund
                Eaton Vance Tax-Managed International Growth Fund
               Eaton Vance Tax-Managed Multi-Cap Opportunity Fund
                Eaton Vance Tax-Managed Small-Cap Growth Fund 1.2
                    Eaton Vance Tax-Managed Mid-Cap Core Fund
                  Eaton Vance Tax-Managed Small-Cap Value Fund
                       Eaton Vance Tax-Managed Value Fund

                                  Supplement to
                       Statement of Additional Information
                               dated March 1, 2002

1. The following supplements the information under "Tax-Managed Investing":

     Realized losses that are allocated from a Portfolio to Eaton Vance Tax-Managed Equity Asset Allocation Fund are available to that Fund to offset realized gains allocated to the Fund by other Portfolios. An investor investing in multiple mutual funds cannot offset capital gains distributed by one fund with capital losses realized by another fund, or offset capital gain realized on the sale of one fund's shares with the capital losses realized by another fund unless the shares of that fund are sold.

     As noted in the prospectus, Eaton Vance Equity Asset Allocation Fund may withdraw cash from an overweighted Portfolio for investment in an underweighted Portfolio. Withdrawal and reinvestment of available Portfolio cash usually does not trigger the recognition of taxable gains or losses. The Fund may also use cash invested by new shareholders to add to the Fund's underweighted Portfolio positions. The Fund expects that the foregoing rebalancing techniques should enable the Fund to maintain its asset allocation within targeted ranges with substantially fewer taxable events than comparably rebalanced portfolios of stand-alone mutual funds.

2. The following supplements the information under "Performance":

     Information relating to mutual fund classifications or categories created by statistical organizations and Fund categories and classifications may be provided to investors. Information regarding the historical tax efficiency of a Fund (generally determined by dividing its after-tax return by its pre-tax return) also may be provided to investors.


May 15, 2002

                     Eaton Vance Tax-Managed Growth Fund 1.1
                     Eaton Vance Tax-Managed Growth Fund 1.2

                                  Supplement to
                      Statements of Additional Information
                                dated May 1, 2002

                Eaton Vance Tax-Managed Small-Cap Growth Fund 1.1

                                  Supplement to
                       Statement of Additional Information
                               dated March 1, 2002


The following supplements the information under "performance":

Information relating to mutual fund classifications or categories created by statistical organizations and Fund categories and classifications may be provided to investors. Information regarding the historical tax efficiency of a Fund (generally determined by dividing its after-tax return by its pre-tax return) also may be provided to investors.


May 15, 2002